UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2008

ELECTRONIC ARTS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-17948 (Commission File Number)	94-2838567 (IRS Employer Identification No.)

209 Redwood Shores Parkway, Redwood City, California (Address of principal executive offices)	94065-1175 (Zip Code)

(650) 628-1500

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Today the Federal Trade Commission concluded its review of Electronic Arts Inc.’s (“EA’s”) proposed acquisition of Take-Two Interactive Software, Inc. (“Take-Two”) and closed the investigation.

As noted earlier this week, EA now requires due diligence to support any proposal to acquire Take-Two. While EA has the greatest respect for Take-Two’s creative teams and products, EA can provide no assurance that any transaction will result.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC. (Registrant)

Date: August 20, 2008	By:	/s/ Stephen G. Bené
Stephen G. Bené
Senior Vice President, General Counsel and Secretary